The
                                     DRESHER
                                 Family of Funds


                                  Statement of
                                   Additional
                                   Information
                                  June 2, 2003

                                   THE DRESHER
                            COMPREHENSIVE GROWTH FUND

                                   THE DRESHER
                             CLASSIC RETIREMENT FUND

                                   THE DRESHER
                                   INCOME FUND


This Statement of Additional Information is not a prospectus and supplements the prospectus of The Dresher Family of Funds, dated June 2, 2003, as supplemented from time to time. This Statement of Additional Information should be read in conjunction with the prospectuses. A copy of the prospectuses can be obtained from The Dresher Family of Funds, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025, telephone number (888) 980-7500 or www.dresherfunds.com.

As permitted by the rules of the Securities and Exchange Commission, The Dresher Family of Funds annual report for the years ended December 31, 2001, and December 31, 2002, previously filed with the SEC, are incorporated by reference in this Statement of Additional Information. A copy of the most recent annual or semi-annual report has been delivered along with this Statement of Additional Information.

                                TABLE OF CONTENTS



CAPTION                   PAGE     LOCATION IN PROSPECTUS

Investment Objectives,      1      Investment Objectives and
Policies and Restrictions          Strategies and Related Risks

Management of The Dresher   3      Management of The Dresher Family
Family of Funds                    of Funds

Principal Holders of        5      Not required
Securities

The Investment Manager      6      Management of The Dresher Family of Funds

The Distributor and the     7      Management of The Dresher Family of Funds
Distribution Plan

The Transfer Agent          9      Management of The Dresher Family of Funds

The Custodian               9      Not required

The Auditor                 9      Not required

Portfolio Transactions      9      Management of The Dresher Family of Funds

Capital Stock and          10      Not required
Shareholders

Purchase, Redemption and   10      Determination of Net Asset Value;
Pricing of Securities              How to Purchase Shares;
Being Offered                      How to Redeem Shares

Tax Status                 11      Dividends, Distributions and Taxes

Financial Statements       11      Financial Highlights

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


The Dresher Family of Funds was organized as a Delaware business trust on March 26, 1997 and registered as an open-end management investment company under the Investment Company Act of 1940, as amended, later that same year. The Dresher Family of Funds is a diversified investment company for the purposes of the 1940 Act. The Dresher Family of Funds currently consists of three separate portfolios or series, each with different investment objectives (the "Funds"). The Dresher Comprehensive Growth Fund ("Comprehensive Growth") and The Dresher Classic Retirement Fund ("Classic Retirement") seek to achieve their investment objectives by acting as a fund of funds (i.e., investing in shares of other open-end investment companies ("mutual funds")). The Dresher Income Fund ("Income") seeks to achieve its investment objective by investing in individual fixed-income securities. As of the date of this Statement of Additional Information, the series are:


THE DRESHER COMPREHENSIVE GROWTH FUND is a growth fund which seeks capital appreciation without regard to current income.

THE DRESHER CLASSIC RETIREMENT FUND is a moderate growth fund which seeks moderate capital appreciation and significant income.


THE DRESHER INCOME FUND seeks a high and stable rate of current income, consistent with long-term preservation of capital.


The investment objectives of the Funds are described in the prospectus under the heading "Investment Objectives and Strategies and Related Risks." Each Fund's investment objective is non-fundamental and may be changed by the Board of Trustees of The Dresher Family of Funds without approval by the shareholders of that Fund. Shareholders would be notified in writing at least 30 days before a change in the investment objective of a Fund. The other non-fundamental policies of each of the Funds are:

o It may not invest more than 15% of its assets in securities that are not readily marketable.
o It may not invest for the purposes of exercising control or management of any issuer.
o It may not purchase securities of any closed-end investment company or unregistered securities of any investment company.

In addition, each Fund has adopted certain fundamental investment policies. These fundamental investment policies cannot be changed unless the change is approved by the lesser of

o 67% or more of the votes of the Fund, or The Dresher Family of Funds, as appropriate, present at a meeting, if the holders of more than 50% of the Fund or The Dresher Family of Funds are present or represented by proxy or
o more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds.

The Funds' fundamental investment policies have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required under the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies.

Each Fund's fundamental investment policies are:

o It may purchase securities of an issuer only when consistent with the maintenance of the Fund's status as a "diversified" company. This means that at least 75% of each Fund's total assets must be comprised of:
     o    Cash or cash items;
     o    U.S. Government securities;
     o    Securities of other investment companies; or
     o Other securities, so long as not more than 5% of the Fund's total assets are invested in any one issuer and the Fund owns not more than 10% of the outstanding voting securities of that issuer.
o It may not invest 25% or more of its total assets in the securities of mutual funds that concentrate themselves, that is, invest 25% or more of their total assets, in any one industry. However, a Fund may indirectly invest 25% or more of its assets in any one industry if two or more of the underlying funds invest their assets in that industry.
o It may not purchase or sell commodities, commodities contracts or real estate; issue senior securities; or underwrite securities.
o It may not lend or borrow money, or pledge or mortgage any of its assets, except that it may lend securities in the ordinary course of business to generate fee income, and it may borrow money and provide security therefore for temporary liquidity needs for extraordinary or emergency purposes.


The mutual funds in which the Comprehensive Growth and Classic Retirement Funds may invest, generally, but need not, have the same investment objectives, policies and limitations as the relevant Fund. Although the Comprehensive Growth and Classic Retirement Funds may from time to time invest in shares of the same underlying mutual funds, the percentage of each Fund's assets so invested may vary, and the investment manager will determine that such investments are consistent with the investment objectives and policies of such Fund. The investments that may, in general, be made by underlying funds in which the Funds may invest, as well as certain of the risks associated with such investments, are described in the prospectus and in Appendix A to the prospectus.


Each Fund may invest up to 100% of its assets in bank money market deposit accounts or money market mutual funds for temporary defensive purposes when we believe that other investments involve unreasonable risk given current market, economic, geo-political or other conditions.

The Funds have no restrictions on portfolio turnover. Generally, the Funds follow a buy and hold strategy and do not seek to act as a trader. It is not anticipated that the portfolio turnover rate will vary significantly from that reported in the Financial Highlights of the prospectus.

                    MANAGEMENT OF THE DRESHER FAMILY OF FUNDS

TRUSTEES AND OFFICERS

Under applicable Delaware business law and the Investment Company Act of 1940, the Board of Trustees is responsible for the overall management of The Dresher Family of Funds, and thus of each Fund, including general supervision and review of the Funds' investment activities. By virtue of the responsibilities assumed by National Financial Advisors, Inc. as investment manager described below, The Dresher Family of Funds has no employees other than its executive officers, each of whom is employed by National Financial Advisors or its affiliates and none of whom devotes full time to the affairs of The Dresher Family of Funds.

The following table provides biographical information with respect to each current Trustee and officer of The Dresher Family of Funds. Each Trustee who is an "interested person," as defined in the 1940 Act, is indicated by an asterisk.


Name and Address       Position Held  Principal Occupation(s)
                       with The       During Past 5 Years
                       Dresher Family
                       Of Funds

Michael H. Peuler*     Trustee,       Executive Vice President and financial
715 Twining Road,      President      services division manager of Blue Ball
Suite 202                             National Bank since 1993. Certified
Dresher, PA 19025                     public accountant and certified
(Age: 51)                             financial planner.  Vice President of
                                      National Financial Advisors (investment
                                      adviser to the Funds) and President of
                                      National Shareholder Services, Inc.
                                      (shareholder services agent).

Brad D. Wexler         Vice           Treasurer of National Financial
715 Twining Road,      President      Advisors, Inc. and Vice President of
Suite 202                             NFA Brokerage Services, Inc., and
Dresher, PA  19025                    Chief Operating Officer of The
(Age: 48)                             National Advisory Group, Inc.

Diana Kleaver          Secretary      Secretary of National Financial
715 Twining Road,                     Advisors Inc., and NFA Brokerage Services,
Suite 202                             Inc.
Dresher, PA  19025
(Age: 55)

David S. Butterworth    Vice          President of National Financial Advisors,
715 Twining Road,       President     Inc., and NFA Brokerage Services,Inc.
Dresher, PA  19025                    Vice President of National Shareholders
(Age: 47)                             Services,Inc. Vice President & Portfolio
                                      Manager of Blue Ball National Bank.
                                      Manager of broker/dealer office for F.J.
                                      Morrissey & Co., Inc. from 1997 to 1999, and President of D.S. Butterworth & Co.,
                                      Inc. an investment advisor and
                                      broker/dealer, from 1992 to 1997. Mr.
                                      Butterworth served as portfolio manager
                                      for the Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.

Robert H. Sher         Treasurer      Director Investment Services for The
715 Twining Road,                     National Advisory Group, Inc.
Suite 202
Dresher, PA 19025
(Age: 39)



Donald M. Horning      Trustee        President, Horning Dodge Chrysler
715 Twining Road,                     Plymouth, Inc. from 1998 to present.
Suite 202                             Director of Business Development, Horning
Dresher, PA 19025                     Dodge Chrysler Plymouth, Inc. from 1993
(Age: 59)                             to 1998.

Loren L. Martin        Trustee        President, Bioturf, Inc.
715 Twining Road,                     (agricultural turf products)
Suite 202
Dresher, PA 19025
(Age: 38)

John M. Porter, Jr.    Trustee        Chief Executive Officer and President,
715 Twining Road,                     Ephrata Community Hospital and Ephrata
Suite 202                             Community Hospital Foundation; Chairman,
Dresher, PA 19025                     Preferred Health Care (health care
(Age: 48)                             provider).



The independent trustees receive $1,000 in compensation from The Dresher Family of Funds per year. No officer, director or employee of the investment manager or any of its affiliates receives any compensation from The Dresher Family of Funds for serving as an officer of The Dresher Family of Funds.

                         PRINCIPAL HOLDERS OF SECURITIES


As of April 30,2003 the following persons were known by The Dresher Family of Funds to be owners of record and beneficially of more than 5% of the outstanding shares of each of the Funds:


                                  Percentage of
      Name and Address             Shares Owned

A. The Dresher Comprehensive
   Growth Fund

John R. Savoy Enterprises,            15.245%
Inc. 401(k) Plan
P. O. Box 339
Clayton, DE  19703

Frame Lehigh 401(k) Plan               6.450%
80 Broad Street
Beaver Meadows, PA 18216


B. The Dresher Classic
   Retirement Fund

Frame Lehigh 401(k) Plan              11.445%
80 Broad Street
Beaver Meadows, PA 18216

Greta G. Rubinstein IRA                6.876%
Rollover
The Plaza Apartments
1250 Greenwood Avenue, Apt 600
Jenkintown, PA 19046

Marshall Industrial Technologies       6.716%
Savings and Retirement Plan
529 South Clinton Avenue
Trenton, NJ  08611

Charles G. Keller, Inc.                5.437%
401(k) Plan
Albidale Drive
3700 Keller's Farm
Huntingdon Valley, PA  19006


Blocker Enterprises, Inc. 401(k) Plan  5.290%
Route 248
P.O. Box 204
Parryville, PA 18244


As of December 31, 2002, the Trustees and officers as a group did not own any of the outstanding shares of The Dresher Comprehensive Growth Fund or The Dresher Classic Retirement Fund.

                             THE INVESTMENT MANAGER

National Financial Advisors, Inc. serves as investment manager to The Dresher Family of Funds and its Funds pursuant to a written investment management agreement. National Financial Advisors is a Pennsylvania corporation organized in 1994, and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Michael H. Peuler, Trustee and President of The Dresher Family of Funds, is Vice President of National Financial Advisors and National Shareholder Services. David S. Butterworth, Vice President The Dresher Family of Funds, is President of National Financial Advisors and NFA Brokerage Services and Vice President and portfolio manager of Blue Ball National Bank. Brad D. Wexler, Treasurer of National Financial Advisors, also serves as Vice
President of The Dresher Family of Funds and Vice President of NFA Brokerage Services. Diana Kleaver, Secretary of The Dresher Family of Funds is Secretary of National Financial Advisors, NFA Brokerage Services and National Shareholder Services.


National Financial Advisors is a wholly owned subsidiary of The National Advisory Group, Inc., a Pennsylvania corporation formed in 1984 which provides non-discretionary investment advisory and retirement services to trusts, institutions and high-income individuals. PennRock Financial Services Corp., a Pennsylvania bank holding company listed on the NASDAQ Stock Market under the symbol "PRFS", is the sole shareholder of The National Advisory Group. In addition to National Financial Advisors, The National Advisory Group also owns all of the outstanding shares of the following:

o NFA Brokerage Services, the NASD mutual funds only broker/dealer through which the shares of the Funds are being offered.
o National Shareholder Services, which will serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.
o    National Actuarial Consultants, Ltd., a pension record keeper.

Subject to the supervision and direction of the Board of Trustees, National Financial Advisors, as investment manager, manages each Fund's portfolio in accordance with the stated policies of that Fund. National Financial Advisors makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. In addition, National Financial Advisors furnishes office facilities and clerical and administrative services, pays the salaries of all officers and employees who are employed by both it and The Dresher Family of Funds and, subject to the direction of the Board of Trustees, is responsible for the overall management of the business affairs of each Fund, including the provision of personnel for recordkeeping, the preparation of governmental reports and responding to shareholder communications.

Under the Investment Advisory Agreement between The Dresher Family of Funds and National Financial Advisors, National Financial Advisors is entitled to receive from the Comprehensive Growth and Classic Retirement funds as compensation for its services an annual fee of 1.20% on each Fund's average daily net assets, (not including extraordinary expenses), but the advisor has agreed to waive all fees above 0.90% through June 30, 2004.Under the Investment Advisory Agreement between The Dresher Family of Funds and National Financial Advisors, National Financial Advisors is entitled to receive from the Income fund as compensation for its services an annual fee of 0.60% on the Fund's average daily net assets, (not including extraordinary expenses). Unlike most mutual funds, the management fees paid by the Funds to National Financial Advisors include transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of non-interested Trustees and general administrative and other operating expenses of each Fund except expenses under the Distribution Plan and extraordinary expenses. In approving and renewing the advisory Agreement, the Independent Trustees of the Funds considered the investment performance of the Funds relative to comparable indices, the fees paid by the Funds, the quality of administrative services provided by the manager and its affiliates, and the lack of any customer complaints.

The following table shows the compensation paid to, and the management fee waived by, the Investment Manager for the years 2000-2002.

                      2001       2001       2000       2000
                      Management Management Management Management
                      Fee        Fee        Fee         Fee
                      Paid       Waived     Paid        Waived

Comprehensive Growth   $147,615   $30,746    $175,764    $36,611
Fund
Classic Retirement     $140,230   $29,209    $164,357    $34,236
Fund

                      2002        2002
                      Management  Management
                      Fee         Fee
                      Paid        Waived

Comprehensive Growth   $127,660   $26,589
Fund
Classic Retirement     $138,047   $28,752
Fund


                    THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

NFA Brokerage Services, a wholly-owned subsidiary of The National Advisory Group, with its principal offices at 715 Twining Road, Suite 218, Dresher, Pennsylvania 19025, serves as the distributor of the Funds' shares. The distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. David S. Butterworth, President of NFA Brokerage Services, is Vice President of The Dresher Family of
Funds. Brad D. Wexler, Vice President of NFA Brokerage Services, also serves as Vice President of The Dresher Family of Funds. Diana Kleaver, Secretary of
NFA Brokerage Services also serves as Secretary of The Dresher Family of Funds.

The Dresher Family of Funds previously adopted a Distribution Plan with respect to the distribution of each Fund's shares. Beginning 2003, the Fund's Trustees have terminated the Distribution Plan as to the Comprehensive Growth and Classic Retirement Funds, and have suspended all 12b-1 fees for the Income Fund through June 30, 2004.

During the 2002 fiscal year, $8,614 was expended by The Dresher Family of Funds pursuant to the Distribution Plan, of which $4,492 was spent on advertising, $907 on printing prospectuses for delivery to other than current shareholders and $3,215 on professional fees.

The Plan permits, among other things, payments in the form of:

o    compensation to securities brokers and dealers for selling shares;
o compensation to securities brokers and dealers, accountants, attorneys, investment advisors, pension actuaries, non-profit entities not advised by the investment manager or its affiliates and service organizations for services rendered by them to their clients or members in reviewing, explaining or interpreting the Funds' prospectus and other selling materials;
o    advertising costs;
o costs of telephone, mail, or other direct solicitation of prospective investors and of responding to inquiries, as well as the compensation of persons who do the soliciting or respond to inquiries;
o preparing and printing prospectuses and other selling materials and the cost of distributing them (including postage);
o reimbursement of travel, entertainment, and like expenditures made by the Trustees in promoting the Funds and their investment objective and policies;
o    fees of public relations consultants;
o    awards

The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. Each Fund may expend as much as, but not more than, 0.25% of its average net assets annually pursuant to the Distribution Plan.

A report of the amounts expended by each Fund under the Distribution Plan and the purpose of the expenditure must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which each Fund will bear for distribution without shareholder approval of the relevant Fund and that other material amendments of the Distribution Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons," as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons," and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related service agreement or by vote of the majority of the relevant Fund's shares. Any dealer or service agreement related to the Distribution Plan terminates upon assignment and is terminable at any time, without penalty, upon not more than 60 days' written notice to any other party to the agreement, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any of the related service agreements or by vote of a majority of the relevant Fund's shares.

The Distribution Agreement with NFA Brokerage:

o provides for the payment by the Income Fund to NFA Brokerage of a distribution fee of .25% of average net assets (suspended through June 30,2004) and
o authorizes NFA Brokerage to make payments for activities and expenditures permitted by the Distribution Plan.





The Trustees believe that the Distribution Plan has benefited and may continue to benefit each of the Funds and their shareholders. Among these benefits are reductions in per share expenses of each Fund as a result of increased assets in the Fund and a more predictable flow of cash which may provide investment flexibility in seeking each Fund's investment objective and may better enable the Fund to meet redemption demands without liquidating portfolio securities at inopportune times. All distribution fees have been suspended until June 30, 2004.



The underlying funds in which the Funds invest may impose their own Rule 12b-1 fees. Rule 12b-1 fees imposed by an underlying fund could be as high as .75% of an underlying fund's net assets and service fees could be as high as .25% of an underlying fund's net assets. In the aggregate, such combined fees could be as high as 1.00% of an underlying fund's net assets. For a description of the arrangements pursuant to which underlying funds imposing Rule 12b-1 or service fees pay service fees to the distributor in connection with services rendered by the distributor and the process by which the distributor will reimburse to the Funds any fees received for effecting purchases of underlying funds' shares, see the discussion in the prospectus entitled "Execution of Portfolio Transactions."

                               THE TRANSFER AGENT

The Board of Trustees of The Dresher Family of Funds has approved an Administration, Accounting and Transfer Agency Agreement among The Dresher Family of Funds, National Shareholder Services, and National Financial Advisors. Pursuant to the agreement, National Shareholder Services serves as the Trust's transfer and dividend paying agent and performs shareholder service activities. National Shareholder Services also calculates daily net asset value per share for each Fund and maintains such books and records as are necessary to enable it to perform its duties. The administrative services necessary for the operation of The Dresher Family of Funds and its Funds provided by National Shareholder Services include among other things:

o    preparation of shareholder reports and communications;
o regulatory compliance, such as reports and filings with the Securities and Exchange Commission and state securities commissions; and
o general supervision of the operation of The Dresher Family of Funds and its Funds, including coordination of the services performed by National Financial Advisors, the custodian, independent accountants, legal counsel and others.

National Shareholder Services is compensated by National Financial Advisors for its services out of the investment management fee paid to National Financial Advisors by each Fund.

National Shareholder Services is a wholly-owned subsidiary of The National Advisory Group. Its business address is 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

                                  THE CUSTODIAN

Blue Ball National Bank, 1060 Main Street, Blue Ball, Pennsylvania 17506, an affiliate of PennRock Financial Services Corporation and National Financial Advisors, serves as the Dresher Family of Funds' custodian. The custodian is responsible for holding the Funds' portfolio securities and cash reserves. The Fund does not pay compensation to Blue Ball National Bank for providing custodial services.

                                   THE AUDITOR

Sanville & Company, independent certified public accountants located at 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the auditors for The Dresher Family of Funds. In such capacity, Sanville & Company periodically reviews the accounting and financial records of The Dresher Family of Funds and examines its financial statements.
                             PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the Funds are made by the investment manager subject to the overall supervision and review by the Board of Trustees. Portfolio security transactions for the Funds are effected by or under the supervision of the investment manager.

NFA Brokerage Services, the distributor of the Funds' shares, may assist in the placement of Funds' portfolio transactions. In such capacity, NFA Brokerage may receive distribution or service payments from the underlying funds or their underwriters or sponsors in accordance with the normal distribution arrangements of those funds. See "The Distributor." In providing execution assistance, NFA Brokerage Services may receive orders from the investment manager; place them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirm the trade, price and number of shares purchased or sold; and assure prompt and proper settlement of the order.

The Funds intend to arrange to be included within a class of investors entitled not to pay sales charges by purchasing load fund shares under letters of intent, rights of accumulation, cumulative purchase privileges and other quantity discount programs.

                         CAPITAL STOCK AND SHAREHOLDERS


The Dresher Family of Funds currently offers common shares of three series: The Dresher Classic Retirement Fund, The Dresher Comprehensive Growth Fund, and The Dresher Income Fund. The Board of Trustees may authorize the issuance of shares of additional series or classes, if it deems it desirable. Shares within each series have equal, noncumulative voting rights, and have equal rights as to distributions, assets and liquidation of such series except to the extent that such voting rights or rights as to distributions, assets and liquidation vary among classes of a series.


Upon issuance and sale in accordance with the terms of the prospectus, each share will be fully paid and non-assessable. Shares of the Funds have no preemptive, subscription or conversion rights and are redeemable as set forth in the prospectus under "How to Redeem Shares." Under Delaware law, shareholders of a Delaware business trust are not subject to personal liability for the acts and obligations of The Dresher Family of Funds.

The Dresher Family of Funds is not required to hold annual shareholders' meetings and does not intend to do so. The Dresher Family of Funds may, however, hold special meetings in connection with certain matters. These include changing a Fund's fundamental policies, electing or removing Trustees, or approving or amending any investment advisory agreement or distribution plan.

Shareholders have the right to vote on any matters which by law or the provisions of the Declaration of Trust of The Dresher Family of Funds they may be entitled to vote upon. Shareholders are entitled to one vote for each dollar of net asset value, calculated as the number of shares owned times net asset value per share, of such Fund. Unless otherwise permitted by the 1940 Act, shareholders will vote by series and not in the aggregate. In addition, shareholders will vote exclusively as a class on any matters relating solely to their arrangement as a class and on any matter in which the interests of that class differs from the interests of any other class in that Fund. The term "vote of a majority of the outstanding votes" of a Fund or of the Dresher Family of Funds, as appropriate, means the vote of the lesser of:

o 67% of the votes of the Fund or of The Dresher Family of Funds present at a meeting of shareholders if the holders of more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds are present in person or by proxy or
o more than 50% of the outstanding votes of the Fund or The Dresher Family of Funds.

In compliance with applicable provisions of the 1940 Act, each Fund intends to vote the shares of the underlying funds held by it in the same proportion as the vote of all other holders of such underlying fund's securities. The effect of such "mirror" voting will be to neutralize the Fund's influence on corporate governance matters regarding the underlying funds in which the Fund invests.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

For a description of how the shares are priced and how to purchase and redeem shares, see "Determination of Net Asset Value," "How to Purchase Shares" and "How to Redeem Shares" in the prospectus.

If the Board of Trustees of The Dresher Family of Funds determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, that Fund may pay the redemption price in whole or in part by a distribution "in kind" of securities from the portfolio of that Fund, instead of in cash, in conformity with applicable rules of the SEC. The Dresher Family of Funds will, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. The proceeds of redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal income tax purposes.

                                   TAX STATUS

The prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Portfolio's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Trust intends to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                              FINANCIAL STATEMENTS

Incorporated by reference to the financial statements in the Trust's Annual Report for the fiscal year ended December 31, 2002 as filed with the SEC on Form N-30D on April 29,2003.




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